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                                                                   Exhibit 10.19
                                                         Execution Copy 11/28/01


                               GUARANTY AGREEMENT

                                    (COMPASS)

      This GUARANTY AGREEMENT (this "Guaranty Agreement") is made as of November
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29, 2001 by COMPASS GROUP USA, INC., a Delaware corporation (the "Guarantor"),
                                                                  ---------
in favor of SPEEDWAY SYSTEMS LLC, a North Carolina limited liability company, CHARLOTTE MOTOR SPEEDWAY, LLC, a Delaware limited liability company, TEXAS MOTOR SPEEDWAY, INC., a Texas corporation, and BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation (collectively, the "Sellers"), and SPEEDWAY MOTORSPORTS,
                                          -------
INC., a Delaware corporation ("SMI").
                               ---

                               R E C I T A L S:

      WHEREAS, contemporaneously with the making, execution and delivery of this Guaranty Agreement, Levy Premium Foodservice Limited Partnership, an Illinois limited partnership (the "Buyer"), is entering into an Asset Purchase Agreement
                          -----
(the "Asset Purchase Agreement") pursuant to which, among other things, the
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Buyer will purchase from the Sellers, and the Sellers will sell to the Buyer, certain assets of the Sellers related to the Sellers' food and beverage service business; and

      WHEREAS, the Sellers are willing to execute and deliver, and to consummate the transactions contemplated by, the Asset Purchase Agreement upon the condition, among others, that the Guarantor shall have executed and delivered this Guaranty Agreement to the Sellers; and

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Asset Purchase Agreement; and

      WHEREAS, as contemplated by the Asset Purchase Agreement, at the Closing under the Asset Purchase Agreement, the Buyer will execute and deliver the Management Agreement;

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby guarantees to the Sellers as follows:

      1.  Guaranty. Subject to the provisions of Section 6 hereof, the Guarantor
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hereby unconditionally and irrevocably guarantees to the Sellers the due and punctual payment, when and as due, of all amounts from time to time payable by Buyer under or pursuant to the Asset Purchase Agreement and/or the Management Agreement. Such payment obligations of the Buyer are hereinafter called, collectively, the "Guaranteed Obligations."
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                                       1

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      2.  Manner of Performance. The Guarantor and the Sellers hereby agree that
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if any of the Guaranteed Obligations are not paid, when and as due, if the
Sellers' Agent shall notify the Guarantor of such nonpayment, the Guarantor shall promptly cause the Buyer to pay or the Guarantor will promptly pay, the Guaranteed Obligations, subject to Section 6 hereof.

      3.  Absoluteness of Guaranty. Subject to Section 6 hereof, the obligations
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of the Guarantor under this Guaranty Agreement shall be absolute and unconditional, present and continuing, irrespective of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of or termination of the existence of the Buyer or any circumstance which might constitute a legal or equitable discharge of a guarantor; it being agreed that the obligations of the Guarantor under this Guaranty Agreement shall not be discharged except by payment, observance or performance as herein provided.

      4.  Guaranty Not Affected. The Guarantor hereby consents and agrees that,
          ---------------------
at any time and from time to time:

          (a) the time, manner, place and/or terms and conditions of payment, observance or performance of all or any of the Guaranteed Obligations may be extended, amended, modified or changed pursuant to agreement between the Sellers and the Buyer;

          (b) the time for performance of or compliance with any term, obligation, covenant or agreement on the part of the Buyer to be performed or observed by the Buyer under the Asset Purchase Agreement or the Management Agreement may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to; and

          (c) the Asset Purchase Agreement or the Management Agreement may be amended or modified in any respect by the parties thereto, all in such manner and upon such terms as the parties thereto may deem proper, and without notice to or further assent from the Guarantor, and all without affecting this Guaranty Agreement or the obligations of the Guarantor hereunder, which shall continue in full force and effect until all of the Guaranteed Obligations and all obligations of the Guarantor hereunder shall have been fully paid, observed and performed.

      5.  Waiver. The Guarantor hereby waives notice of acceptance of this
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Guaranty Agreement, presentment, demand, protest, or (except as set forth in
Section 2 hereof) any notice of any kind whatsoever, with respect to any or all of the Guaranteed Obligations, and promptness in making any claim or demand hereunder. The Guarantor, except as set forth in Section 2 hereof, also waives any requirement, and any right to require, that any right or power be exercised or any action be taken against the Buyer or any other person or entity or any assets for any of the Guaranteed Obligations.

      6.  Guarantor's Rights. By its acceptance of this Guaranty, the Sellers
          ------------------
agree that the Guarantor shall have no greater liability to the Sellers than the Guarantor would have if it was a party to the Asset Purchase Agreement or the Management Agreement, as the case may be, with joint and several liability for the obligations of the Buyer thereunder. Accordingly, the

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Guarantor shall have the right to avail itself of any and all defenses to and valid setoffs, counterclaims and claims of recoupment against any or all of the Guaranteed Obligations that may at any time be available to the Buyer. Notwithstanding the foregoing, the obligations of the Guarantor hereunder are independent of the obligations of the Buyer and a separate action or actions may be brought against the Guarantor regardless of whether action is brought against the Buyer or whether the Buyer will be joined in any such action or actions. The Guarantor waives any right to require the Sellers to proceed against the Buyer or to pursue any other remedy in the Sellers' power whatsoever.

      7.  Reinstatement. This Guaranty Agreement shall continue to be effective
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or be reinstated, as the case may be, if at any time payment, observance or performance, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned to the Buyer upon the insolvency, bankruptcy or reorganization of the Buyer, all as though such payment, observance or performance had not been made.

      8.  No Waiver; Amendments, Etc. No failure or delay on the part of the
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Sellers in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No amendment, modification, termination or waiver of any provision of this Guaranty Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Sellers, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to further notice or demand in similar or other circumstances.

      9.  Continuing Effect; No Assignment. This Guaranty Agreement is a
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continuing guaranty and (i) subject to the provisions of Section 6 hereof, shall remain in full force and effect until payment, observance and performance in full of the Guaranteed Obligations, (ii) subject to the provisions of this
Section 9, shall be binding upon the Guarantor, its respective successors and assigns, and (iii) subject to the provisions of this Section 9, shall inure to the benefit of, and be enforceable by, the Sellers and SMI and their respective successors, transferees and assigns. The Guarantor may not assign or delegate the performance of any of its obligations under this Guaranty Agreement.

      10. Notices.  All notices, claims, certificates, requests, demands and
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other communications required to made hereunder shall be given in accordance with the Asset Purchase Agreement. For purposes of such notice to the Guarantor, the Guarantor's address is as follows:

          Compass Group-USA, Inc.
          Attn: General Counsel
          2400 Yorkmont Road
          Charlotte, NC 28217
          Facsimile: (704)329-4010


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      11. Severability. The invalidity of any one or more phrases, sentences,
          ------------
clauses, paragraphs, subsections or sections hereof shall not affect the remaining portions of this Guaranty Agreement, or any part thereof, all of which are inserted conditionally on their being held valid in law and in the event that one or more of the phrases, sentences, clauses, paragraphs, subsections or sections contained herein should be invalid, or should operate to render this Guaranty Agreement invalid, this Guaranty Agreement shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, paragraph or paragraphs, subsection or subsections or section or sections had not been inserted.

      12. Governing Law. This Guaranty Agreement and all rights hereunder shall
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in all respects be governed by and construed in accordance with the laws of the
State of North Carolina, without giving effect to its principles of conflicts of law.

      13. Entire Agreement. This Guaranty Agreement and the other writings
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referred to herein or delivered pursuant hereto contain the entire understanding of the parties hereto with respect to its subject matter. There are no representations, promises, warranties, covenants or undertakings other than as expressly set forth herein or therein. This Guaranty Agreement supersedes all prior agreements and understandings between the parties hereto with respect to its subject matter.

      14. Headings; Counterparts. The Section headings contained in this
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Guaranty Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Guaranty Agreement. This Guaranty Agreement may be executed in counterparts.

      15. Enforcement of this Guaranty Agreement by SMI. The Guarantor
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acknowledges and agrees that SMI shall be entitled to enforce this Guaranty
Agreement as fully as if SMI were any one of the Sellers hereunder.


                       [Signatures Are on Page Following]

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IN WITNESS WHEREOF, the undersigned has made, executed and delivered this
Guaranty Agreement to the Sellers and SMI as of the date first stated above.


                                       GUARANTOR:

                                       COMPASS GROUP USA, INC.


                                       /s/ J. Kurt Kimbell         (SEAL)
                                       ---------------------------

Accepted:

SPEEDWAY MOTORSPORTS, INC.

By: /s/ O. Bruton Smith
   --------------------------------
    Name:  O. Bruton Smith
    Title: CEO


SPEEDWAY SYSTEMS LLC

By: /s/ O. Bruton Smith
   --------------------------------
   Name:  O. Bruton Smith
   Title:  CEO


CHARLOTTE MOTOR SPEEDWAY, LLC

By: /s/ O. Bruton Smith
   --------------------------------
   Name:  O. Bruton Smith
   Title: CEO


BRISTOL MOTOR SPEEDWAY, INC.

By: /s/ O. Bruton Smith
   --------------------------------
   Name:  O. Bruton Smith
   Title: President


TEXAS MOTOR SPEEDWAY, INC.

By: /s/ O. Bruton Smith
   --------------------------------
   Name:  O. Bruton Smith
   Title: President